Subsequent Events	6 Months Ended
Jun. 30, 2014
Subsequent Events
Subsequent Events

10. Subsequent Events

        On July 17, 2014, the Company sold its 100% interest in Highland Lakes Center, a strip center in Orlando, FL, for $21.5 million. The Company estimates a gain on sale of approximately $9.1 million, which will be recorded in the third quarter of 2014.

        On August 4, 2014, the Company's Board of Directors declared a quarterly cash dividend of $0.25 per common share, payable on September 15, 2014, to shareholders of record on August 27, 2014, with an ex-dividend date of August 25, 2014.

        On August 4, 2014, the Board of Directors approved annual compensation for the period of May 28, 2014 through May 28, 2015 for the independent members of the Board of Directors of the Company. Each independent director's annual compensation shall total $200 based on a combination of cash and restricted stock units granted under the Plan.